SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
EXCHANGE ACT OF 1934

September 5, 2003
(Date of Earliest Event Reported)
AIRPLANES LIMITED	AIRPLANES U.S. TRUST
(Exact Name of Registrants as Specified in Memorandum of Association or Trust Agreement)

Jersey, Channel Islands	Delaware
(State or Other Jurisdiction of Incorporation or Organization)

33-99970-01 (Commission File Number)	13-3521640 (IRS Employer Identification No.)

Airplanes Limited 22 Grenville Street St. Helier Jersey, JE4 8PX Channel Islands (011 44 1534 609 000)	Airplanes U.S. Trust 1100 North Market Street Rodney Square North Wilmington, Delaware 19890-0001 (1-302-651-1000)
(Addresses and Telephone Numbers, Including Area Codes, of Registrants’ Principal Executive Offices)

Item 5.   Other Events

      As described further in the press release dated September 5, 2003 (attached hereto as Exhibit A) and the Consent Solicitation Statement (attached hereto as Exhibit B), Airplanes Limited and Airplanes U.S. Trust today commenced a solicitation of consents of the holders of the pass-through certificates and class E notes to various amendments to the indenture dated as of March 28, 1996 among Airplanes Limited, Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as trustee and Airplanes U.S. Trust, as guarantor and to the indenture dated as of March 28, 1996 among Airplanes U.S. Trust, Deutsche Bank Trust Company Americas, as trustee and Airplanes Limited, as guarantor.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AIRPLANES LIMITED

Date: September 5, 2003	/s/ Roy M. Dantzic*
Director and Officer

AIRPLANES U.S. TRUST

Date: September 5, 2003	/s/ Roy M . Dantzic*
Controlling Trustee and Officer

*By:	/s/ Gerard Hastings
Attorney-in-Fact

EXHIBIT INDEX

Exhibit A	Press release dated September 5, 2003
Exhibit B	Consent Solicitation Statement dated September 5, 2003
Exhibit C	Power of Attorney for Airplanes Limited
Exhibit D	Power of Attorney for Airplanes U.S. Trust